Vanguard Emerging Markets Select Stock Fund
Supplement Dated May 7, 2020, to the Prospectus and Summary Prospectus Dated February 27, 2020
Important Changes to Vanguard Emerging Markets Select Stock Fund (the Fund)

Effective immediately, Richard Sneller has retired from Baillie Gifford Overseas Ltd. (Baillie Gifford) and will no longer serve as a co-portfolio manager for the portion of the Fund managed by Baillie Gifford. Also effective immediately, Ewan Markson-Brown is added as a co-portfolio manager for the portion of the Fund managed by Baillie Gifford, joining existing Baillie Gifford co-portfolio managers Andrew Stobart and Mike Gush.
Also effective immediately, Rakesh Bordia is added as a co-portfolio manager for the portion of the Fund managed by Pzena Investment Management, LLC (Pzena), joining existing Pzena co-portfolio managers Caroline Cai, Allison Fisch, and John P. Goetz.
In addition, Timothy D. Jenson has announced his retirement from Oaktree Capital Management, L.P. (Oaktree) and, effective immediately, will no longer serve as a co-portfolio manager for the portion of the Fund managed by Oaktree. Frank J. Carroll III will remain as the sole portfolio manager for the portion of the Fund managed by Oaktree.
All references to Mr. Sneller and Mr. Jenson and corresponding disclosure related to Mr. Sneller and Mr. Jenson in the Fund’s Prospectus and Summary Prospectus are hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes
The following replaces similar text under the heading Investment Advisors on page 5:
Portfolio Managers
Andrew Stobart, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.
Mike Gush, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2018.
Ewan Markson-Brown, CFA, Portfolio Manager at Baillie Gifford. He has co-managed a portion of the Fund since 2020.
Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has co-managed a portion of the Fund since its inception in 2011.
Caroline Cai, CFA, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.
Allison Fisch, Principal of Pzena. She has co-managed a portion of the Fund since its inception in 2011.
John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since its inception in 2011.
Rakesh Bordia, Principal of Pzena. He has co-managed a portion of the Fund since 2020.
Mary Pryshlak, CFA, Senior Managing Director of Wellington Management. She has managed a portion of the Fund since 2018.

Prospectus Text Changes
The following replaces similar text under the heading Investment Advisors on pages 17-18:
The managers primarily responsible for the day-to-day management of the Fund are:
Andrew Stobart, Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 1991, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2018. Education: M.A., University of Cambridge.
Mike Gush, Partner of Baillie Gifford & Co. and Portfolio Manager at Baillie Gifford. He has worked in investment management since joining Baillie Gifford in 2003, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since 2018. Education: M.Eng., Durham University.
Ewan Markson-Brown, CFA, Portfolio Manager at Baillie Gifford. He has worked in investment management since 2000, has managed investment portfolios since 2005, has been with Baillie Gifford since 2013, and has co-managed a portion of the Fund since 2020. Education: M.A., University of Oxford.
Frank J. Carroll III, Managing Director and co-head of Emerging Markets Equities at Oaktree. He has worked in investment management since 1990, has been with Oaktree since 1999, has managed investment portfolios since 2005, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Fairfield University.
Caroline Cai, CFA, Principal of Pzena. She has worked in investment management since 1998, has managed investment portfolios for Pzena since 2007, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Bryn Mawr College.
Allison Fisch, Principal of Pzena. She has worked in investment management since 2001, has managed investment portfolios for Pzena since 2008, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Dartmouth College.
John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1979, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since its inception in 2011. Education: B.A., Wheaton College; M.B.A., the Kellogg School of Management at Northwestern University.

Rakesh Bordia, Principal of Pzena. He has worked in investment management since 1995, has been with Pzena since 2007, has managed investment portfolios since 2015, and has co-managed a portion of the Fund since 2020. Education: B.Tech., the Indian Institute of Technology; M.B.A., the Indian Institute of Management.
Mary Pryshlak, CFA, Senior Managing Director and Director of Global Industry Research of Wellington Management. She has worked in investment management since 1994, joined Wellington Management in 2004, and has managed investment portfolios and managed a portion of the Fund since 2018. Education: B.A., Rutgers College.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

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© 2020 The Vanguard Group, Inc. All rights reserved.
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Vanguard Trustees’ Equity Fund
Supplement Dated May 7, 2020, to the Statement of Additional Information Dated February 27, 2020
Important Changes to Vanguard Emerging Markets Select Stock Fund (the Fund)
Effective immediately, Richard Sneller has retired from Baillie Gifford Overseas Ltd. (Baillie Gifford) and will no longer serve as a co-portfolio manager for the portion of the Fund managed by Baillie Gifford. Also effective immediately, Ewan Markson-Brown is added as a co-portfolio manager for the portion of the Fund managed by Baillie Gifford, joining existing Baillie Gifford co-portfolio managers Andrew Stobart and Mike Gush.
Also effective immediately, Rakesh Bordia is added as a co-portfolio manager for the portion of the Fund managed by Pzena Investment Management, LLC (Pzena), joining existing Pzena co-portfolio managers Caroline Cai, Allison Fisch, and John P. Goetz.
In addition, Timothy D. Jenson has announced his retirement from Oaktree Capital Management, L.P. (Oaktree) and, effective immediately, will no longer serve as a co-portfolio manager for the portion of the Fund managed by Oaktree. Frank J. Carroll III will remain as the sole portfolio manager for the portion of the Fund managed by Oaktree.
All references to Mr. Sneller and Mr. Jenson and corresponding disclosure related to Mr. Sneller and Mr. Jenson in the Fund’s Statement of Additional Information are hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following changes apply to III. Vanguard Emerging Markets Select Stock Fund, sub-section A. Baillie Gifford Overseas Ltd. (Baillie Gifford).
The text and table under the sub-heading “1. Other Accounts Managed” on page B-54 is replaced as follows:
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2019 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Andrew Stobart	Registered investment companies[1]	7	$10.5B	1	$702M
	Other pooled investment vehicles	3	$1.7B	1	$35M
	Other accounts	45	$19B	5	$2.4B
Mike Gush	Registered investment companies[1]	3	$3.9B	1	$702M
	Other pooled investment vehicles	7	$2.3B	1	$35M
	Other accounts	15	$6B	0	0
Ewan Markson-Brown[2]	Registered investment companies[3]	2	$4.5B	1	$723M
	Other pooled investment vehicles	5	$3B	1	$51M
	Other accounts	12	$5.9B	0	0
1 Includes Vanguard Emerging Markets Select Stock Fund which held assets of $702 million as of October 31, 2019.
2 Information provided as of January 31, 2020.
3 Includes Vanguard Emerging Markets Select Stock Fund, which held assets of $723 million as of January 31, 2020.

In the same sub-section, the following replaces similar text under the sub-heading “3. Description of Compensation” beginning on page B-54:
Mr. Gush is a partner of Baillie Gifford & Co. As such, he receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners and therefore partners provide for benefits from their own personal funds.
As employees of the firm, Mr. Stobart and Mr. Markson-Brown receive compensation with three key elements: (1) base salary, (2) a company-wide all-staff bonus, and (3) a performance-related bonus referred to as the Investment Departments’ Incentive Bonus Scheme. The performance-related bonus is based 50% on individual performance and 50% on investment performance (determined on a pre-tax basis). Investment performance is calculated on a team basis and is measured over a five-year period against the relevant benchmark. In addition, Mr. Stobart and Mr. Markson-Brown are required to defer 40% of their respective variable remunerations each year. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.
In the same sub-section, the following is added under the sub-heading “4. Ownership of Securities” on page B-55:
As of January 31, 2020, Mr. Markson-Brown did not own any shares of Vanguard Emerging Markets Select Stock Fund.
In the Investment Advisory and Other Services section, the following changes apply to III. Vanguard Emerging Markets Select Stock Fund, sub-section C. Pzena Investment Management, LLC (Pzena).
The text and table under the sub-heading “1. Other Accounts Managed” on page B-57 is replaced as follows:
The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended October 31, 2019 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Caroline Cai	Registered investment companies[1]	9	$3.6B	1	$702M
	Other pooled investment vehicles	46	$8.5B	2	$478M
	Other accounts	53	$10.3B	2	$256M
Allison Fisch	Registered investment companies[1]	10	$3.6B	1	$702M
	Other pooled investment vehicles	26	$3.2B	1	$25.3M
	Other accounts	26	$5.2B	0	0
John P. Goetz	Registered investment companies[1]	9	$3.6B	1	$702M
	Other pooled investment vehicles	45	$8.5B	2	$478M
	Other accounts	53	$10.5B	2	$256M
Rakesh Bordia[2]	Registered investment companies[3]	3	$1.2B	1	$723M
	Other pooled investment vehicles	11	$1.6B	0	0
	Other accounts	16	$2.8B	0	0
1 Includes Vanguard Emerging Markets Select Stock Fund which held assets of $702 million as of October 31, 2019.
2 Information provided as of January 31, 2020.
3 Includes Vanguard Emerging Markets Select Stock Fund, which held assets of $723 million as of January 31, 2020.
In the same sub-section, the following replaces similar text under the sub-heading “3. Description of Compensation” on page B-58:
Pzena’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at Pzena, Mr. Bordia, Ms. Cai, Ms. Fisch, and Mr. Goetz are compensated through a combination of a fixed base salary, annual performance bonus, and equity ownership, if appropriate, due to superior personal performance. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, a blend of quantitative and qualitative measures is considered; however, bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers all of the contributions that an employee has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ownership is provided to individuals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by Pzena for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered economically attractive opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance, as the value of their ownership stake depends on delivering superior long-term results to investors. Mr. Bordia, Ms. Cai, Ms. Fisch, and Mr. Goetz are equity owners of Pzena.
In the same sub-section, the following is added under the sub-heading “4. Ownership of Securities” on page B-58:
As of January 31, 2020, Mr. Bordia did not own any shares of Vanguard Emerging Markets Select Stock Fund.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 046A 052020